SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report
(Date of earliest event reported) June 10, 2003

GENERAL MOTORS CORPORATION (Exact name of registrant as specified in its charter)

STATE OF DELAWARE (State or other jurisdiction of incorporation)	1-143 (Commission File Number)	38-0572515 (I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan (Address of principal executive offices)		48265-3000 (Zip Code)

Registrant’s telephone number, including area code (313)-556-5000

SIGNATURE

ITEM 9. REGULATION FD DISCLOSURE

This is General Motors Corporation’s (GM) slide presentation that was presented at the 2003 GM Global Securities Analysts’ Conference in Detroit, Michigan on June 10, 2003:

Safe Harbor In the presentation that follows and in related comments by General Motors management, our use of the words "expect," "anticipate," "project," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in 2.4 most recent report on SEC Form 20-K (at page 11-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and planned by management.

Keys to Continued Profitability John Devine, vice chairman & cfo

Driving Value Great Products Improve Financial Performance Strengthen Balance Sheet Driving Shareholder Value

2003 CY Priorities - Status Review Priorities - $5.00 EPS excludinq Hughes & special items* Y - Cash generation of $10B G - Grow share in all regions Y Regional/Sector Income Targets North America: $1,700-$1,900M Y Europe: ($200)-$0M G Rest of World: $100M+ G GMAC: $1,700-1,900M G Other Metrics - Structural cost: $41.4B GMNA, $7,8B CME G - Capital spending of $7.0B G - Net material cost reduction: 3.0% GMNA, 3.5% GME G *Refer to Supplemental Chart1 for GAAP equivalent

GMNA - 2003 Status update Continued uncertainty - expect to fall well short of net income target of $1.7 - $12 billion U.S. industry roughly in line with expectations - GM market share disappointing in Q1, trending up in Q2 Pricing pressures not expected to mitigate significantly during the year Increased emphasis on cost reduction - Goad progress on material, warranty and structural cost Heightened focus on revenue per unit growth - Continued favorabIe vehicle mix

GME - 2003 Status update Progress being made - Targeting fur a net loss of less than $200 million - Opel/Vauxhall growing share and revenue - turnaround plan for Saab is gaining traction Challenging economic/industry backdrop Market share continues positive trend Cost and quality position continue to improve - Material cost savings continuing - Capacity rationalization continuing - warranty/Quality improving

GMLAAM - 2003 Status Update Economic outlook for region remains tough - Brazil and Venezuela continue to be weak - LAAM, industry sales to-date dawn about 12% GMLAAM expected to improve CY financial results versus 2OO though likely not break even Market share continues to improve - GM # 1 position in the region - South America up 0.5 p.p./Mid-East & Africa up 0.8 pp.

GMAP - 2003 Status update GMAP is becoming an important profit contributor - Expect strong improvement versus 2002 income of $188M Industry sales continue to expand rapidly _ Year-to-date sales up double digits, following 10% growth in 2002 GM performance led by strong profits in China and Australia GMDAT progress/results ahead of schedule

GMAC - 2003 Status Update Strong results throughout the organization - Expect net income to exceed $2 billion - Plan to remit dividend to GM during the year Financing Operations remain relatively strong Insurance Operations should improve from 2002 Mortgage Operation results continue to exceI - All sectors have benefited from exceptionally strong origination/production volumes

2003 Q2 Earnings Update Affirming previous guidance of at least $1.00 EPS* - Despite tornado damage /lost production at Oklahoma City facility resulting in earnings drag of $0.25 to $0.35 EPS. in Q2 - Comfortable with current consensus of about $1.20 per share GMAC and GMAP should continue to post strong performance, while industry-wide pricing will pressure GMNA results *Excluding Hughes: including Hughes except to earn at least $0.95 per share

Mid-decade $10 EPS Target Previously aggressive target currently appears to be more challenging - Pricing environment and weak equity markets have heightened the challenge Requires more aggressive cost reduction progress, revenue growth initiatives and accelerated performance throughout the organization $10 EPS remains the goal

Mid-decade $10 EPC "Key AREAS" North America and Europe remain essential operations to achieving overall profit goal - Rebound in economies, continued strong product cadences and progress on cast reduction - 2% to 3% net margins required Leverage the growing potential in Asia-Pacific Continued solid earnings from GMAC

GMNA Mid-decade Target Moderate volume growth led by strong product pipeline Continue to grow revenue per unit despite competitive pricing Strong focus on cost reduction, in spite of pension expense drag Aggressive material cost reduction Continued hourly and salaried productivity Improve capacity utilization Attack all other structural costs

GME Mid-decade Target Growth in market share and revenue Aggressive product cadence and expansion of Saab portfolio - Expansive diesel engine offerings Accelerated pace of material cost reduction Capacity utilization plans in place Integration of Saab provides cost opportunity Fiat JV cost savings

GMAP/GMLAAM Mid-decade Target Well positioned for rapid growth in many Asian markets Further contribution from SGM and other equity interests GMDAT expected to be profitable Stabilization of LAAM economic conditions and leverage market share position in many markets Both regions positioned to be global source of low-cost products

Mid-decade $10 EPS Summary Tough challenge - still the goal Organization is energized around the target Each unit understands their role Great products in the market and aggressive cost efforts are the factors we directly control Global economic and consumer confidence recoveries are also vital to attainment

Driving Value Great Products Improve Financial Performance Strengthen Balance Sheet Driving Shareholder Value

Gross/Net Liquidity 25 20 15 10 5 0 9.4 11.1 11.0 11.5 17.3 17.6 18.2 17.3 20.6 Net Liquidity 2 Gross Cash 1,2 0.5 1.9 2.8 1.0 2.3 2.6 3.3 2.3 5.6 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2001 2002 2003 Refer to Supplemental Chart 2 for reconciliation to GAAP figures [1] Cash, Mkt. Securities & ST VEBA [2] Excluding Hughes & Financing Operations

Strengthen Balance Sheet by $10B in 2003 $ Billions Status Thru March 31, 2003 Change in Cash 2.5 (excludes items below Sale of GM Defense 1.1 hughes spin-off -- debt issuances -- gm $1-2/3 dividends (0.3) --------- total change in gross cash 3.3 gmh stock to pension/veba 1.2 total 4.5 change in gross cash (incl.s/t veba) excl. hughes & gmac gmac borrowning spreads and average cost of funds u.s. cost of borrowing 10 yr. borrowing spread borrowing spreads over 10 yr. u. s. treasuries (bp) gmac u.s. auto average cost of borrowing (%) q1 2001 6.36% q1 2003 3.53%

gmac u.s. term funding sources institutional unsecured debt as % of total funding volume 2000 61% 2001 66% 2002 28% 2002 funding mix institutional 28% retail 25% securitization 47% total 100% memo: avg 10-yr spreads 172 bps 203 bps 286

Pension fund status - $4.8 billion contributed in 2002 - estimated average annual funding required to avoid variable rate premiums - $3.5-$4.0 B average per annum contribution in 2003-2004 - $2.0-$2.5 B average per annum contribution in 2005-2007 - u.s. asset returns through may approximately 7% - if measured today, discount rate would be 75-100 bps lower than 2002 year-end resulting in $6-$8 billion increase in PBO - plan remains to aggressively fund pension plans in order to improve sfas 87 funded status as soon as practicable driving value great products improve financial performance strengthen balance sheet driving shareholder value summary - q2 2003 outlook affirmed at greater than $1.00 EPS - Despite Oklahoma City downtime/reduced schedules - 2003 cy outlook remains the same - uncertainty/challenges in north and south america - strength at gmac and asia-pacific - progress continues in europe - mid-term goal remains-through more challenging - internal focus on great products and cost performance - balance sheet strength and pension funding remain key issues - external factors also important to $10 eps attainment safe harbor in the presentation that follows and in related comments by general motors management, our use of the words "expect,""anticipate,""project,""estimate," "forecast," "objective,""plan,""goal" and similar expressions is intended to identify forward looking statements while these statements represent our current judgement on hat the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in gm's most recent report on sec form 10-k (at page ii-18) which may be revised or supplemented in subsequent reports on sec form 10-q and 8-k. such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortage of fuel, labor strikes or work stoppages; mark acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

gm revenue management & marketing initiatives john smith, group vice president north america vehicle sales, service and marketing overview - gm's revenue management - examples of revenue performance - how have we done? - marketing initiatives gm's revenue management

revenue drivers - grow market share - improve mix - grow accessories and related businesses revenue management model 1 volume & share growth product portfolio "gotta have" products 2 mix portfolio (segment/model/option) country of sale type of sale (retail/fleet) 3 pricing & incentive strategy 4 accessories 5 certified used

Examples of Revenue Performance

GMNA Revenue $ Billions $112.7 $106.9 $114.4 2000 2001 2002

GM Share Growth U.S. Market Share (Deliveries) U.S. Retail Market Share (Registrations) U.S. Commercial Share (Registrations) 27.8% 28.1% 28.3% 27.0% 27.0% 27.0% 26.6% 26.4% 31.7% 31.8% 29.2% 27.7% 2000 2001 2002 2003 2000 2001 2002 2003 2000 2001 2002 2003 CYTD CYTD CYTD

Retail Share Walk Volume & Share Growth 27.0% (0.4%) (0.5%) 0.5% 26.6% 2002 CY Industry Mix Oldsmobile and F-Car Other 2003 CYTD

Quality of Share GM's quality of share continues to improve. Volume & Share Growth 1998-2000 2001 2002 2003 YTD GM Share of Affluent and Educated 20.0% 21.3% 23.6% 22.8% GM Share of Sales Over $35,000 31.9% 35.6% 39.3% 38.5% GM Share of Ethnic Diversity 19.7% 19.7% 20.5% 20.8% GM Share of Truck Industry 27.4% 29.2% 31.0% 29.2%

Portfolio Mix - Trucks Mix Portfolio Truck investment has allowed GM to gain over $6 billion of mix related revenue from 2000 to 2002. U.S. Truck Penetration 8.5 pts 48.9% 53.7% 57.4% 57.6% 2000 2001 2002 2003 YTD U.S. Truck Volume (millions) 2.42 2.63 2.79 1.07 2000 2001 2002 2003 YTD

Portfolio Mix - Luxury (Cadillac, Saab and Hummer) Investments in luxury brands are yielding both volume and mix related revenue improvements. Mix Portfolio U.S. Luxury Penetration 2000-2003 Mix Impact +$500M 0.7 pts 4.6% 4.3% 5.3% 6.2% 2000 2001 2002 2003 YTD U.S. Luxury Volume (Thousands) 229.5 210.4 257.1 115.4 2000 2001 2002 2003 YTD

U.S. Model Mix GM also realized substantial revenue gains by producing derivative models, performance series and special packages. U.S. Model Penetration 2001 2002 2003 E 2004 E Envoy 100% 67% 55% TBD Envoy XL 33% 26% TBD Envoy XUV 19% TBD Envoy Denali TBD Revenue Mix +$90M +$95M +$TBD 2001 2002 2003 E 2004 E TrailBlazer 100% 70% 70% TBD TrailBlazer EXT 30% 30% TBD TrailBlazer SS TBD Revenue Mix +$300M +$TBD

Mix Type of Sale Type of Sale Substantial revenue gains recognized by reducing GM's dependency on less profitable types of sales. Lease as % of U.S. Retail Registrations* 2000 2000 2001 2002 2003 Q1 Estimate 22.6% 17.7% 10.7% 9.8% 9.5% 12.8 pts Since 2001 Q1 7.9 pts= $500M Greater Revenue U.S. Rental Deliveries (Thousands) 737.0 600.7 625.4 625.0 2000 2001 2002 2003 Estimate

Pricing & Incentive Strategy Pricing & Incentive Strategy Manage price increase opportunities where available Use incentive modeling to identify market and revenue growth opportunities Develop a clear and compelling consumer message around aggressive incentive programs Strategy drives improved consumer affordability, a stronger market and a richer product mix

OnStar/XM Radio/Accessory Sales Accessories / Onstar / XM Sales of Onstar, XM Radio, and accessories have grown consistently, and subscription revenues will further bolster GM's top line. Net Sales Growth 2000 2001 2002 2003 E certified used certified used vehicles substantial growth recognized in gm's certified used programs since 2000. certified used deliveries 2000 62,058 2001 139,510 2002 380,368 2003 e 520,000

how have we done?

revenue comparison revenue management has allowed gm to sustain and grow revenue in a competitive pricing environment. north american revenue gmna ford na $ billion 2000 $112.7 $97.2 $15.5B Gap 2001 $106.9 $83.9 $23.0B Gap 2002 $114.4 $87.1 $27.3 Gap

mix portfolio portfolio mix gm's truck penetration has grown dramatically. truck penetration u.s. truck deliveries (millions) (percent) gm ford dcx toyota gm ford 71.9% +0.3 pts 59.8% +3.1 pts 48.9% 53.7% 57.4% 57.6% +8.5 pts 40.0% +3.9 pts 2000 2001 2002 2003 ytd 2000 2.42 2.53 2001 2.63 2.45 2002 2.79 2.28 2003 1.07 0.91 ytd

mix type of sale lease penetration gm has recognized savings from lower lease levels 12-18 months ahead of its largest competitor. manufacturer supported leases as % of u.s. retail registrations* gm ford toyota dcx 2000 q1 22.6 21.2 14.9 10.0 2000 17.7 21.6 15.1 13.6 2001 10.7 19.3 12.4 8.9 2002 9.8 15.1 10.0 9.2 2003 ytd 10.5 9.9 10.1 10.3 *excludes smartbuy retail market share gm ford dcx 30.0% 25.0% 20.0% 15.0% 10.0% 1999 cy 2000 cy 2001 cy 2002 cy 2003 cytd april 27.5% 26.5% 27.0% 27.0% 26.6% 23.2% 22.4% 21.0% 19.6% 18.9% 16.4% 15.5% 14.1% 14.0% 13.4% source: r.l. polk marketing initiatives

revenue opportunities volume & share growth product portfolio "gotta have" products mix portfolio (segment/model/option) country of sale type of sale (retail/fleet) pricing & incentive strategy accessories onstar/xm certified used greatest opportunity exists with growing share emphasis is on conquest sales buyer consideration a considerable portion of the north american automotive market is "in play" for all competitors. gm, however, enjoys wider appeal and superior closing rates than competitors a renewed focus on conquest initiatives will result in short and long-term incremental sales conquest initiatives 24-hour test drive yielding twice the closing rate vs. "traditional" early test drive results are showing a 27.4% closing rate 85,153 test drives resulting in 23,369 vehicle sales conquest initiatives auto show in motion invite competitive owners to drive our cars and trucks against the competition opinion and consideration for gm products increases by over 20 points gm's product quality ratings increase by upwards of 50%

conquest initiatives new reputational communication platform initially targeted at consumers that avoid gm based on outdated quality perceptions ("road to redemption") campaign will also describe gm's leadership in technology, the environment and cutting edge design summary gm's revenue management model has been and will continue to be key to gm's success although results are favorable, there is opportunity for significant growth in this area

Safe Harbor In the presentation that follows and in related comments by General Motors management, our use of the words "expect," "anticipate," "project," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page 11-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

GM Aggressive GMNA Cost Reduction Ray Young, Vice President & CFO GM North America

Agenda Overview of Cost Structure Material and Warranty Manufacturing Engineering People

overview of gmna cost management 2002 cy cost area magnitude focus contribution costs material warranty freight =$70b vle's engineering purchasing structural costs manufacturing engineering commercial staffs it =$40b strategy board members gmna material cost reduction 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% 1998-2001 1.5% 2002 3.3% 2003 target 3.0%-3.5% 2004 goal 2005 goal material cost reduction-product line example full size pickup trucks and suvs approach competitive sourcing on chassis components new technology cd mechanism alternative material use-body studs more than 300 additional initiatives results savings to date > $700m

2002 6mis warranty cost per vehicle 100% 102% 100% 92% 88%-90% 1999 2000 2001 2002 2003 target manufacturing structural cost savings

the five principles of gms people involvement standardization continuous improvement gm-gms short lead time built-in quality gmna assembly labor productivity actual hours per vehicle* 40 35 30 25 20 1996 1997 1998 1999 2000 2001 2001 target mid decade 35.3 33.3 30.7 28.5 26.0 24.7 actual gmna capacity utilization 110% 100% 90% 80% 70% 2000 2001 2002 2003 target mid decade goal 90% 80% 90% 92% 100%

manufacturing flexibility by the end of 2003 gmna will have: 7 plants that produce 4 or more body styles 17 plants linked to allow gm to share capacity only 2 plants that produce one body style as new investment is required at our facilities, we "package protect" for future requirements without making significant investment lansing grand river plant will produce 3 different models by 2005 and has the ability to produce 5 new lansing delta twp. plant will be able to produce both lambda and epsilon architectures engineering structural cost savings

2003 GM Global Securities Analysts' Conference R. Young 06/10/03

GM North America Engineering Evolution


1992
1993
1994
1995-6
1997
2000
Truck
Truck
Truck + International
Truck Group
Truck Group
Flint Automotive
Cadillac
Rear Wheel Drive
Midsize
Cadillac/ Luxury Car
Midsize
Cadillac/ Luxury Car
Midsize
Midsize/Luxury Car Group
Car Group
North America Engineering
Alliance
Lansing Automotive
Saturn
Lansing Automotive
Saturn
Lansing Automotive
Saturn
Small Car Group
Current Engineering
Advanced Engineering
Design
Advanced Mfg
11 Eng'g Centers Proving Ground Consolidation
Vehicle Launch Center
Design
Advanced Mfg + Die Mgmt
Engineering Centers
Vehicle Launch Center
Design Center
Mfg Center + Metal Fab
Vehicle Development and Technical Operations Group
GM Technical Centers for Design and Engineering
Alliance
Powertrain
Powertrain + Adv Eng'g
Powertrain International
Powertrain Group
Powertrain
Powertrain
Common Process and Systems

©2003 General Motors Corporation.All Rights. Reserved
14

GMNA Engineering Expense 100% 90% 80% 70% 60% 50% 100% 92% 82% 80% 75% 2000 2001 2002 2003 2005 Goal

People Cost Savings

GMNA Headcount Approximately 20% reduction in salaried and contract headcount over the prior 2 years through productivity improvements, consolidations and outsourcing of various functions On track to achieve approximately 5% further reduction in 2003 through continued productivity improvements Applications of GMS principles to eliminate waste in non-manufacturing operations 4% to 5% hourly headcount reduction per year over the past 6 years Continued productivity improvements are enabling GMNA to achieve continued headcount reductions through attrition

U.S. Health Care Costs Cost Savings Initiatives Encourage use of generic prescription drugs Encourage home delivery of prescription drugs Migrating enrollees to higher quality HMO's Working with local health care providers where GM has a large population Negotiate fee savings with third party administrators Pursuing Public Policy Strategies related to health care

Conclusion We will meet or beat our 2003 CY cost reduction targets Material Cost: 3.0% (G) Structural Cost: $41.4B (G) Committed to making further reductions to assure success We will continue to build on past cost reduction successes Manufacturing GMS application to indirect labor increase flexibility Engineering Global Architecture Sharing BOM Reuse Convergence Cost Reduction/Waste Elimination will continue to accelerate

Safe Harbor In the presentation that follows and is related comments by General Motors management, our use of the words "expect", "anticipate", "project", "estimate", "forecast", "objective", "plan", "goal", and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page 11-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factor's include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

GM GM Europe Turnaround Mike Burns, President GM Europe

GM Europe Turnaround [] Outlook for 2003 remains uncertain -Market softness/pricing/exchange [] However, turnaround plan in full execution mode -Continuing to build on aggressive cost cutting initiatives -Opel/Vauxhall share recovery/revenue growth momentum -Specific Saab recovery plan in place

Project Olympia [] Expectation of cost reduction earlier than revenue growth Revenue Growth Cost Reductions Short Terms Current Status Long Term

Manufacturing Performance capacity optimization []capacity optimization []labor flexibility: corridor, working hours, overtime []footprint flexibility []bugme: best under GME [] Identical processes and structures []GM-GMS []Global launch process 3,300 3,100 2,900 2,700 2,500 2,300 2,100 1,900 1,700 1,500 2,835 (15) (270) 2,550 (40) (130) (200) 2,180 (130) 2,050 E'Port Luton Gilwice Antwerp Russelsheim completed Bochum Dec '01 Dec '01 Mar '02 Mar '02 Jun '02 Dec '03 Jun '03 Jun'03 Aug '04 2004

Hourly and Salary Headcount 15,200 Head Reduction Thousands 90 80 70 60 50 40 30 20 77.4 74.0 66.9 62.2 20% 2000 2001 2002 2003 Outlook

Structural Cost $Billions @ Budget 03 FX 2 4 6 8 10 8.7 8.4 8.2 7.8 7.7 100K+ added production units from 2002 $1.0B Reduction 1999 2000 2001 2002 2003 Outlook

Net Material Cost Performance 2002 Best since mid 80's further improvements in 2003 4.0% 3.0% 2.0% 1.0% 0.0% (1.0)% 0.3% (0.1)% 1.3% 2.8% 2.5%-3.0% 1999 2000 2001 2002 3003 Outlook

Improvements in Long Term Durability Driving Lower Warranty Costs cost per car (opel/vauxhall) my 1999 my 2000 my 2001 my 2002 36 mis 24 mis 12 mis aug 1998 aug 1999 aug 2000 aug 2001 aug 2002

olympia continuing cost initiatives [] manufacturing cost improvement []material re-sourcing to central/eastern europe and asia []non-core activities to outside []further headcount improvements []quality driven warranty reductions []engineering effectiveness []significant administration cost reduction

Project Olympia [] new product momentum catalyst for revenue growth revenue growth cost reductions short term current status long term

Product Momentum Over the past 12 months, GME has launched a host of new vehicles and powertrains High-quality launches, appealing products and significant new technology GME establishing a portfolio for success market overview - total europe market has declined since 1999 units in millions 22 20 18 16 14 12 15.4 15.3 15.5 16.8 18.1 19.3 20.3 20.1 19.7 19.3 18.5 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

Opel/Vauxhall - Share of total market western and central europe 11.0% 10.0% 9.0% 8.0% 7.0% 6.0% 9.54 9.46 9.23 8.67 8.70 8.72 8.75 8.85 9.08 9.17 2001 2002 2003 CY Target 9.35 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Outlook

GM europe turnaround opel/vauxhall building blocks in place for sustainable recovery aggressive cost reductions implemented and continuing product introductions driving share recovery/revenue growth

Adjusted net income 2002 significantly impacted by saab performance 100 (100) (300) (500) (700) (900) $ Millions (257) 2000 (767) 2001 (549) 2002 Refer to Supplemental Chart 3 for reconciliation to GAAP figures

Saab Turnaround - Key Elements January Proposed Actions Current Status Personnel changes at senior level 1,400 headcount reduction in in 2003 progress; 22% separated through May, 100% by end of 2003 Final assembly to be reduced to be completed by Dec 2003 to one line in Sweden productivity improvement Increased leveraging of other New Saab 9-2 and 9-7 under GM and Alliance vehicles development using Subaru and GMT architecture Increased alignment with Alignment in areas of GM/GME functional direction engineering, sales & marketing and finance well underway

2003 GM Europe Key Success Factors Saab Turnaround - On track Market Share - Improving each quarter Focus on Cost Structure - Aggressive approach Focus on Revenue Growth - New innovative product

Safe Harbor In the presentation that follows and in related comments by General Motors management, our use of the words "expect," "anticipate," "project," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page 11-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

GM capitalizing on global growth fritz henderson, president GM asia pacific agenda asia pacific - history asia pacific - growth prospects korea china australia summary economic history asia pacific growing in importance globally - share of gdp increasing from 16% in early 1980's to 24% in 1996 asian financial crisis in 1997 put a hold on growth china a giant in terms of rate of growth and potential -accounted for 28% of global gdp growth in 2002* asia pacific back on track and growing in importance -growth of 5.2%, (excluding Japan) in CY 2003 -5.9% in out years *Purchasing power parity basis (derived from imf world economic outlook)

gm history historically, regional performance primarily a function of Isuzu and holden approach changed in mid-90's as asia became key focus significant strategic investments in china, korea and japan alliance partners gmap historical marker share gm wholly owned sgm wuling gmdat 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% 5.1% 2.5% 0.8% 0.2% 1.6% 5.7% 2.6% 0.9% 0.4% 1.8% 4.6% 1.1% 1.0% 0.7% 1.8% 4.0% 0.9% 1.1% 0.7% 1.3% 2000 2001 2002 2003 468 506 675 165 meno: volume '000 units gm brands: holden, buick, opel, chevrolet, saab, saturn, cadillac and pontiac gmap adjusted net income 200 100 0 (100) (200) (300) (233) 78 188 75 200 2001 2002 2003 Q1 refer to supplemental chart 3 for reconciliation to gaap figures global industry volume forecast global car and light truck sales volume by region asia pacific outside japan japan rest of world 2002=55.5m units 2012=71.3m units 76.1% 10.1% 13.8% 68.8% 9.3% 21.9% source: dri-wefa, dec 2002 top 20 markets with highest growth 2002-2012 2002-2012 light vehicle volume growth (units million) 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 china u.s. brazil india japan s. korea thailand mexico germany russia turkey indonesia poland malaysia iran france spain taiwan australia argentina 8b "emerging markets" (gm designated)

2002 market share by oem by country china korea india thailand toyota 5.5% 0.2% 2.8% 32.7% suzuki-maruti 13.4% 0.0% 36.8% 0.2% hyundai-kia 1.8% 72.9% 11.4% 0.5% renault-nissan 1.9% 7.1% 0.0% 10.9% honda 1.9% 0.0% 1.4% 13.3% dcx-mitsubishi 2.8% 0.2% 0.8% 9.3% ford-mazda 1.1% 0.2% 2.6% 7.6% vw 15.1% 0.1% 0.6% 0.4% fhi 0.1% 0.0% 0.0% 0.0% gm 7.8% 0.0% 1.0% 1.0% isuzu 2.2% 0.0% 0.0% 22.7% daewoo 0.1% 9.8% 0.1% 0.0% country 3,386 1,641 898 409 market share > 20% Market share 10%-20% market share 5%-10% data source: dri-wefa global insight, march 2003 estimates gm strategies in asia pacific [] leverage product and powertrain portfolio planning -gmdat-key technology role -holden: rear wheel drive -gmna, gme and laam products as appropriate -alliance partner products and powertrain sharing [] building distribution deploying sharply focused brands and "import" best practices [] japan alliance partner strategy-focused on creating value from global synergies -joint suzuki/gm product/powertrain development -suzuki distribution of north america gmdat products -fhi:saab 9-2 -isuzu collaboration (pick-ups, commercial vehicles and diesel engines)

gm strategies in asia pacific utilization of gm global purchasing, manufacturing and engineering processes across region successful asia pacific strategy recognizes unique regional characteristics -synergy potentials exist -market share and profitability must be won country by country -diversity of the region -multiple business structures required results judged by performance on key metrics -market share, return and cash flow -quality, customer and dealer satisfaction -growth

GMAP positioning 2003 market gm position results (2003 est) japan (5.9m) -leveraging alliance partners -suzuki and solidly profitable -isuzu restructured in 2002 china (4.0m) -excellent start at shanghai gm -2003 ytd share 6.8% -build internally and through selected acquisitions (wuling, yantai) -growing rapidly and profitably korea (1.5m) -gmdat acquisition strategic move -2003 ytd share 10.3% -unprofitable in 2003 but turnaround quicker than envisioned gmap positioning 2003 market gm position results (2003 est) india (1.0M) -gm position remains weak -less than 1% market share and small loss -maruti/suzuki dominate australia (0.8m) -strong leadership position -2--3 ytd share 19.9% -holden, gmdat & isuzu brands -solidly profitable thailand (0.5M) -increase presence with new vehicle launches -2003 ytd share 0.7% -small loss other markets malaysia (0.4m) -minimal presence -minimal share indonesia (0.3M) -lower priority investments -very small profitability other (0.7m) total (15.1m)

why gmdat? immediate access to growing korean market -total industry recovered from 0.8m units in 1998 to 1.6m units in 2002 -local automobile manufacturers held 98% share of domestic market in 2002 host of established cost-competitive products with global appeal -mainstream product in emerging markets -affordable / entry segment product in developed economies world-class product engineering and die manufacturing capabilities gmdat can be a "game-changer" for gmap - formally established on october 17th, 2002 - shareholding structure: gm 44.6%, suzuki 14.9%, saic 10.6%, creditors 29.9% (gm shares purchased at price of u.s. $0.3B) - extensive facilities - 3 domestic and 1 overseas (vietnam) production facilities - eight overseas sales subsidiaries gmdat can be a "game-changer" for gmap [] domestic korean market presence fundamental -market growth 1.7m units in 2003 to over 2.1m units in 2007 -leverage gm alliances/fiat gm powertrain for diesel capabilities [] export opportunities to asia pacific, europe (value segment) and north america (value segment) [] "right" product to fuel asia pacific shares growth -gm uniquely positioned as only oem with major presence in korea and china china industry experiencing rapid growth: -growth in household income -emerging car consumption "culture" -acceptance of vehicle financing [] china market grown from less that 1.0m units in 1990 to over 3.5m units in 2002 -passenger cars mix up from 19% to 36% [] industry volume approaching 8.0m units by 2012 -china market will surpass germany in cy 2003 -forecast to pass japan before end of this decade china automotive investment [] explosive growth has fueled significant competitive investment recently -september 2002 toyota- faw alliance -u.s. $300m for phase 1, and > u.s. $ 1b in total -october 2002 nissan/dfm alliance -u.s. $2b total investment in dfm by nissan [] gm staked out it's position early -shanghai gm 50% jv with shanghai automotive ("SAIC")- 1997 -Pan asian technical automotive center 50% jv with saic-1997 -jinbei gm 50% jv with china brilliance and shenyang government- 1999 china automotive investment [] gm is still expanding -wuling china 30% jv with saic - 2002 -shanghai gm dongyue motors 50% jv with saic - 2002 []gm growing market share validates gm's first mover strategy -0.4% in 1997 to 8.5% forecast in 2003 -yoy volume increase of over 25% in 2003 [] gm to rollout multi-brand strategy -chevrolet, buick, cadillac/saab and isuzu cv

Holden - Australia GM large car low cost rear wheel drive center of expertise Expanded portfolio with derivative program Market share leader with over 20% since 2000 Expanding export program through existing and new markets Continues to meet and exceed Corporate targets NI as a % of sales exceeded 5% in 2000, 2001 and 2002 RONA in excess of 20% over same period

Japan Alliances- Strategic/Economic Rationale Facilitates participation in industry consolidation Acquire minority stakes in target companies Optimal use of scarce capital to "fill" gaps in GM's portfolio Realization of synergies Incumbent management best-positioned to run target company Capital deployed can generate appropriate returns

Suzuki Enhances GM's competitiveness in small/mini segments Leverage Suzuki's product strengths Suzuki's market share in Asia over 9% Strategic alignment going forward Consolidation in emerging markets Portfolio convergence and coordinated Powertrain strategy in Asia-Pacific Japan Chevrolet distribution Successful launch of GMDAT product in North America Material cost reduction by leveraging GM purchasing organization fhi provides access to valuable product platforms and technologies unique technology applications alliance benefits are materializing saab/fhi strategic alignment in joint programs fhi providing saab distribution support in japan localization of subaru's products at gm china's jvs awd technology options for future gmna products isuzu update comprehensive financial and operational restructuring in december 2002 allowed gm to take a meaningful step to achieve self-sufficiency in diesel engine capabilities acquisition of key assets and resourcing of components minimizes exposure to isuzu isuzu bolstered its balance sheet and obtained financing lenders completed debt restructuring package of approximately 400b bank funding and restructuring plan on track gmap summary formidable alliance partners with significant asia presence gm strongly positioned to profitably grow in asia pacific strong china manufacturing footprint and growing fast korean market entry with gmdat strong market leadership with holden world class engineering, die design and manufacturing export competitive capabilities with gmdat cost competitive products

Safe Harbor In the presentation that follows and in related comments by General Motors management, our use of the words ‘expect,’ ‘anticipate,’ ‘project,’ "estimate," ‘forecast," "objective,’ ‘plan,’ "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in 2.4 most recent report on SEC Form 20-K (at page 11-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and planned by management.

The following supplemental charts are provided to reconcile adjusted financial data comprehended in the presentation material with GAAP-based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology

Reconciliation of 2003 CY Target EPS GM excluding Hughes and special items $5.00 Hughes $(0.25) Special Items: - Gain on Sale of GM Deknse (Q12003) $0.90 GM Including Hughes & Special Items $5.65

($Billions) 3/3//01 6/30/01 9/30/01 12/31/01 3/31/02 6/30/02 9/30/02 12/31/02 3/31/03 ACO - Cash and Cash Equivalents 7.4 84 79 8.4 14.6 14.4 14.7 13.3 17.0 ACO - Marketable Securities 0.5 0.8 0.8 0.8 0.8 1.0 1.4 2.1 3.2 Short-termVEBA 3.0 3.0 3.0 3.0 3.0 3.0 3.0 3.0 3.4 Subtotal Cash incl. Hughes 10.9 12.2 1l.7 12.2 18.4 l.A 19.1 18A 23.6 Less: Hughes Cash (1.5) (1.1) (0.7) (0.7) (1.1) (0.8) (0.9) (1.1) (3.0) Gross Cash excl. Hughes 9.4 11.1 11.0 11.5 17.3 17.6 18.2 17.3 20.6 ACO - Loans Payable (S/T Debt) 2.1 2A 1.7 2.4 1.6 1.5 1.5 1,5 0.8 ACO - Long Term Debt 8.5 8.7 9.3 10.7 16.8 16.8 16.8 16.6 1.92 Subtotal Debt - incl. Hughes 10.6 11.1 11.0 13.1 18.4 18.3 18.3 l8.l 20.0 Less: Hughes (1.7) (1.9) (1.8) (2.6) (3.4) (3.3) (3.4) (3.1) (5.0) Gross Debt excl. Hughes 8.9 9.2 9.2 10.5 15.0 15.0 14.9 15.0 15.0

Reconciliation of Adjusted to reported Net Income ($ Millions) GM Europe GMAP 2000 2001 2002 2000 2001 2002 Adjusted Net Income (257) (767) (549) (233) 77 188 Adjustments: Capacity Reduction Charge (419) SFAS 133 - Derivatives & Hedging 2 (1) End of Life Vehicle Charge (55) Restructuring Charge (407) Isuzu Restructuring Charge (133) Reported Net Income (676) (765) (1,011) (233) (57) 188

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)

Date June 12, 2003

By /s/Peter R. Bible (Peter R. Bible, Chief Accounting Officer)

x